                                                                    EXHIBIT 10.9



THIS WARRANT AND THE SHARES OF COMMON SHARES PURCHASABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND CANNOT BE OFFERED, SOLD OR TRANSFERRED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE ACT, APPLICABLE STATE SECURITIES LAWS AND REGULATIONS PROMULGATED THEREUNDER.

Void After March 22, 2006







                                     WARRANT

                          TO PURCHASE COMMON SHARES OF

                                BANK RHODE ISLAND









                                  Warrant No. 1
                          No. of Common Shares: 136,315

                                                    TABLE OF CONTENTS
                                                                                                        PAGE
                                                                                                        ----

1.       DEFINITIONS.................................................................................     1

2.       EXERCISE OF WARRANT.........................................................................     4
                  2.1    Manner of Exercise..........................................................     4
                  2.2    Common Shares Purchasable Upon Exercise of the Warrant......................     4
                  2.3    Payment of Taxes............................................................     4
                  2.4    No Fractional Shares........................................................     4
                  2.5    Continued Validity..........................................................     5
                  2.6    Conditional Exercise........................................................     5

3.       TRANSFER, DIVISION AND COMBINATION..........................................................     5
                  3.1    Transfer....................................................................     5
                  3.2    Division and Combination....................................................     5
                  3.3    Expenses....................................................................     5
                  3.4    Maintenance of Books........................................................     6

4.       ADJUSTMENTS.................................................................................     6
                  4.1    Stock Dividends, Subdivisions and Combination...............................     6
                  4.2    Certain Other Distributions.................................................     6
                  4.3    Issuance of Additional Common Shares........................................     7
                  4.4    Issuance of Warrants or Other Rights........................................     7
                  4.5    Issuance of Convertible Securities..........................................     8
                  4.6    Superseding Adjustment......................................................     8
                  4.7    Other Provisions Applicable to Adjustments under this Section...............     9
                         (a)  Computation of Consideration...........................................     9
                         (b)  When Adjustments to be Made............................................     10
                         (c)  Fractional Interests...................................................     10
                         (d)  When Adjustment Not Required...........................................     10
                         (e)  Escrow of Warrant Shares...............................................     10
                  4.8    Reorganization, Reclassification, Merger, Consolidation or
                         Disposition of Assets.......................................................     11
                  4.9    Other Action Affecting Common Shares........................................     11
                  4.10   Certain Limitations.........................................................     12

5.       NOTICES TO WARRANT HOLDERS..................................................................     12
                  5.1    Notice of Adjustments.......................................................     12
                  5.2    Notice of Certain Corporate Action..........................................     12

6.       NO IMPAIRMENT...............................................................................     12

7.       RESERVATION AND AUTHORIZATION OF COMMON SHARES;
         REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL
         AUTHORITY...................................................................................     12


8.       TAKING OF RECORD, SHARES AND WARRANT TRANSFER BOOKS.........................................     13

9.       RESTRICTIONS OF TRANSFERABILITY.............................................................     13
                  9.1    Restrictive Legend..........................................................     13
                  9.2    Proposed Transfers..........................................................     14
                  9.3    Registration................................................................     14

10.      SUPPLYING INFORMATION.......................................................................     14

11.      MANDATORY REDEMPTION OF WARRANT.............................................................     14

12.      LOSS OR MUTILATION..........................................................................     15

13.      OFFICE OF THE BANK..........................................................................     15

14.      LIMITATION OF LIABILITY.....................................................................     15

15.      EXPIRATION..................................................................................     15

16.      MISCELLANEOUS...............................................................................     15
                  16.1   Nonwaiver...................................................................     15
                  16.2   Notice Generally............................................................     16
                  16.3   Remedies....................................................................     17
                  16.4   Successors and Assigns......................................................     17
                  16.5   Amendment...................................................................     17
                  16.6   Severability................................................................     17
                  16.7   Headings....................................................................     17
                  16.8   Governing Law...............................................................     17

                                                                    EXHIBIT 10.9


THIS WARRANT AND THE SHARES OF COMMON SHARES PURCHASABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND CANNOT BE OFFERED, SOLD OR TRANSFERRED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE ACT, APPLICABLE STATE SECURITIES LAWS AND REGULATIONS PROMULGATED THEREUNDER.


No. of Common Shares:  136,315                             Warrant No. 1
                                                          March 22, 1996

                                     WARRANT

                          TO PURCHASE COMMON SHARES OF

                                BANK RHODE ISLAND

         THIS IS TO CERTIFY THAT FLEET FINANCIAL GROUP, INC. or registered assigns, is entitled, at any time after the date hereof, to purchase from Bank Rhode Island, a bank organized under the laws of the State of Rhode Island (the "Bank"), One Hundred Thirty Six Thousand Three Hundred Fifteen (136,315) Common Shares (as hereinafter defined and subject to adjustment as provided herein), at a purchase price of ten dollars ($10.00) per share, all on the terms and conditions and pursuant to the provisions hereinafter set forth.

1.       DEFINITIONS

         As used in this Warrant, the following terms have the respective meanings set forth below:

         "Additional Common Shares" means all Common Shares of any class issued by the Bank after the date hereof, other than Warrant Shares.

         "Affiliate" of a Person means a Person Controlled By, Controlling or Under Common Control with such Person.

         "Business Day" means any day that is not a Saturday or Sunday or a day on which banks are generally closed for business in the State of Rhode Island.

         A "Change of Control Event" shall have occurred if at any time the Bank enters into a Definitive Agreement which would result, if completed, in a Change of Control, in which the consideration is securities for which there is not a publicly traded market.

         "Change of Control" shall mean the acquisition by merger, sale of assets or otherwise by a Person or Group Acting in Concert of voting securities of the Bank having more than 40% of the votes which may be cast generally in the election of directors of the Bank, other than (i) in connection with the formation of a holding company for or other reorganization of the Bank in which the shareholders of the Bank immediately prior to the reorganization remain in control (by retaining their shares or by holding shares in the successor entity) of the Bank (directly or through ownership of a holding company) or the successor entity immediately after such reorganization or (2) the conversion of preferred stock issued in connection with the initial capitalization of the Bank into Common Stock, provided an event described above shall not be deemed a Change of Control Event so long as continuing Directors constitute at least 50% of the directors of the Bank or, if the Bank is not the surviving corporation upon the consummation of such merger or acquisition, of the surviving or acquiring corporation or its parent.

         "Commission" means the United States Securities and Exchange Commission or any other agency then administering the Securities Act and other securities laws.

         "Common Shares" means (except where the context otherwise indicates) shares of the common stock, par value $1.00 per share, of the Bank as constituted on the date hereof, and any shares into which such Common Shares may thereafter be changed, and shall also include (i) shares of the Bank of any other class (regardless of how denominated) issued to the holders of shares of any class of Common Shares upon any reclassification thereof which is also not preferred as to dividends or assets over any other class of shares of the Bank and which is not subject to redemption and (ii) common shares of any successor or acquiring corporation (as defined in Section 4.8) received by or distributed to the holders of any class of Common Shares of the Bank in the circumstances contemplated by Section 4.8.

         "Continuing Directors" means, as of any date of determination, any members of the Board of Directors of the Bank who (i) was a member of such Board of Directors on the Issuance Date or (ii) was nominated for election or elected to such Board of Directors with the affirmative vote of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election.

         "Controlled By" or "Controlling" or "Under Common Control" shall mean possession, directly or indirectly, of power to direct or cause direction of management or policies (whether through ownership of voting securities, by contract or otherwise).

         "Convertible Securities" means evidences of indebtedness, shares or other securities which are convertible into or exchangeable, with or without payment of additional consideration in cash or property, for Additional Common Shares, either immediately or upon the occurrence of a specified date or a specified event.

         "Current Warrant Price" in respect of a Common Share, means $10.00, as adjusted after the Issuance Date in accordance with the provisions of this Warrant.

         "Group Acting in Concert" and "Person" shall have the meaning defined in Section 13(d)(3) of the Exchange Act.

         "Exchange Act" means the Exchange Act of 1934, as amended.

         "GAAP" means generally accepted accounting principles, applied on a consistent basis.

         "Holder means the Person in which name the Warrant is registered on the books of the Bank maintained for such purpose.

         "Issuance Date" means the date of this Warrant.

         "Majority Holders" means the holders of Warrants exercisable for more than 50% of the aggregate number of Common Shares purchasable upon exercise of all Warrants, whether or not then exercisable.

         "Other Property" has the meaning set forth in Section 4.8.

         "Outstanding" means, when used with reference to Common Shares, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Shares, except common Shares then owned or held by or for the account of the Bank or any subsidiary thereof, and shall include all Common Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Shares.

         "Permitted Issuances" means (i) Common Shares issued upon exercise of this Warrant and (ii) Common Shares issued to employees and directors of the Bank or its subsidiaries pursuant to any stock purchase, stock ownership, stock bonus or stock option plans heretofore or hereafter duly adopted or assumed by the Bank or any subsidiary thereof.

         "Person" means any individual, sole proprietorship, partnership, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

         "Purchase Agreement" means the Amended and Restated Purchase and Assumption Agreement among the Bank and certain affiliates of Fleet, dated as of March 22, 1996.

         "Restricted Common Shares" shall mean Common Shares which are, or which upon their issuance on the exercise of this Warrant would be, evidenced by a certificate bearing the restrictive legend set forth in Section 9.1.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder, all as the same shall be in effect at the time.

         "Transfer" means any disposition of any Warrant or of any interest thereof.

         "Warrants" means this Warrant and all Warrants issued upon transfer, division or combination of, or in substitution for, any thereof. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of Common Shares for which they may be exercised.

         "Warrant Price" means an amount equal to (i) the number of Common Shares being purchased upon exercise of this Warrant pursuant to Section 2.1, multiplied by (ii) the Current Warrant Price as of the date of such exercise.

         "Warrant Shares" means the Common Shares purchased by the holders of the Warrants upon the exercise thereof.

2.       EXERCISE OF WARRANT

         2.1 MANNER OF EXERCISE. From and after the date hereof, Holder may exercise this Warrant, on any Business Day, for any or all of the number of Common Shares purchasable hereunder as specified in Section 2.2 hereof.

         In order to exercise this Warrant, Holder shall deliver to the Bank at its principal office or at the office or agency designated by the Bank pursuant to Section 13, (i) a written notice of Holder's election to exercise this Warrant, which notice shall specify the number of Common Shares to be purchased,
(ii) payment of the Warrant Price by Holder's check or wire transfer of immediately available funds and (iii) this Warrant. Such notice shall be substantially in the form of the subscription form appearing at the end of this Warrant as Exhibit A, duly executed by Holder or its agent or attorney. Upon receipt thereof, the Bank shall, as promptly as practicable, and in any event within five (5) Business Days thereafter, execute or cause to be executed and deliver or cause to be delivered to Holder a certificate or certificates representing the aggregate number of full shares of Common Shares issuable upon such exercise, as hereinafter provided. The share certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as such Holder shall request in the notice and shall be registered in the name of Holder or, subject to Section 9, such other name as shall be designated in the notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the notice, together with the check or wire transfer and this Warrant, is received by the Bank as described above and all taxes required to be paid by Holder, if any, pursuant to Section 2.3 prior to the issuance of such shares have been paid. Notwithstanding any provision herein to the contrary, the Bank shall not be required to register shares in the name of any Person who acquired this Warrant (or part hereof) or any Warrant Stock other than in accordance with this Warrant.

         2.2 COMMON SHARES PURCHASABLE UPON EXERCISE OF THE WARRANT. Shares purchasable under this Warrant shall be One Hundred Thirty Six thousand Three Hundred Fifteen (136,315), as such number may be adjusted in accordance with the terms of this Warrant.

         2.3 PAYMENT OF TAXES. All Common Shares issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and nonassessable and without any preemptive rights. The Bank shall pay all expenses in connection with, and all taxes and other governmental charges, if any, that may be imposed with respect to, the issue or delivery thereof. The Bank shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for Common Shares issuable upon exercise of this Warrant in any name other than that of Holder, and in such case the Bank shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the satisfaction of the Bank that no such tax or other charge is due.

         2.4 NO FRACTIONAL SHARES. The Bank shall not issue a fractional Common Share upon exercise of any Warrant. As to any fraction in excess of 0.5 of a share which the Holder of one or more

Warrants, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Bank shall issue one Common Share and as to any lesser fraction any entitlement of the Holder shall be deemed to be canceled.

         2.5 CONTINUED VALIDITY. A holder of Common Shares issued upon the exercise of this Warrant (other than a holder who acquires such shares after the same have been publicly sold pursuant to a prospectus under the Securities Act or otherwise distributed to the public under such legislation or comparable legislation of any other jurisdiction), shall continue to be entitled with respect to such shares to all rights to which it would have been entitled as Holder under Sections 9, 10 and 16 of this Warrant. The Bank will, at the time of each exercise of this Warrant, upon the request of the holder of the Common Shares issued upon such exercise hereof, acknowledge in writing, in form reasonably satisfactory to such holder, its continuing obligation to afford to such holder all such rights; provided, however, that if such holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Bank to afford to such holder all such rights.

         2.6 CONDITIONAL EXERCISE. Notwithstanding any provision of this Warrant to the contrary, the exercise of this Warrant may, at the Holder's election, be made conditional upon the closing of the sale of the Warrant Shares pursuant to a registered public offering thereof effected in accordance with the Registration Rights Agreement referred to in Section 9.3 hereof.

3.       TRANSFER, DIVISION AND COMBINATION

         3.1 TRANSFER. Subject to compliance with Section 9, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Bank to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Bank referred to in Section 2.1 or the office or agency designated by the Bank pursuant to Section 13, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender the Bank shall, subject to Section 9, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be canceled. A Warrant, if properly assigned in compliance with Section 9, may be exercised by a new Holder for the purchase of Common Shares without having a new Warrant issued.

         3.2 DIVISION AND COMBINATION. Subject to Section 9, this Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Bank, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder or its agent or attorney. Subject to compliance with Section
3.1 and with Section 9, as to any transfer which may be involved in such division or combination, the Bank shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

         3.3 EXPENSES. The Bank shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this
Section 3.

         3.4 MAINTENANCE OF BOOKS. The Bank agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the Warrants.

4.       ADJUSTMENTS

         The number of Common Shares for which this Warrant is exercisable, or the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4. The Bank shall give each Holder notice of any event described below which requires an adjustment pursuant to this Section 4 at the time of such event.

         4.1 STOCK DIVIDENDS, SUBDIVISIONS AND COMBINATIONS. If at any time the Bank shall:

                  (a) take a record of the holders of its Common Shares for the purpose of entitling them to receive a dividend payable in, or other distribution of, Additional Common Shares,

                  (b) subdivide its outstanding Common Shares into a larger number of Common Shares, or

                  (c) combine its outstanding Common Shares into a smaller number of Common Shares,

then (i) the number of Common Shares for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of Common Shares which a record holder of the same number of Common Shares for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (ii) the Current Warrant Price shall be adjusted to equal the amount obtained by multiplying the Current Warrant Price by a fraction, the numerator of which is the number of Common Shares for which this Warrant is exercisable immediately prior to the adjustment and the denominator of which is the number of shares for which this Warrant is exercisable immediately after such adjustment.

         4.2 CERTAIN OTHER DISTRIBUTIONS. If at any time the Bank shall declare or pay any dividend or make a distribution of:

                  (a) cash (other than a cash distribution or dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the
         Bank),

                  (b) any evidences of its indebtedness, any of its shares or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or Additional Common Shares), or

                  (c) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any of its shares or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or Additional Common Shares), then in each such event provision shall be made so that the Holder of this Warrant shall receive upon exercise hereof, in addition to the number of Common Shares issuable upon exercise hereof, the cash, securities or other property which such Holder would have received as a dividend or distribution (other than out of earnings or earned surplus legally available for the payment of dividends under applicable law) if continuously since the Issuance Date such Holder (i) had been the holder of record of the Common Shares issuable upon such exercise and (ii) had retained all dividends in stock or other securities (other than Common Shares or Convertible Securities) paid or payable in respect of such Common Shares or in respect of any such securities so paid or payable in respect of such securities so paid or payable as such dividends or distributions. for purposes of this Section 4.2, a dividend or distribution payable other than in cash shall be considered to be payable out of earnings or earned surplus only to the extent that such earnings or earned surplus shall be charged in an amount equal to the fair value of such dividend or distribution, as determined by the Bank's Board of Directors.

         4.3 ISSUANCE OF ADDITIONAL COMMON SHARES. (a) If at any time the Bank shall (except as hereinafter provided) at any time issue or sell any Additional Common Shares, other than Permitted Issuances, for consideration in an amount per Additional Common Share less than the Current Warrant Price, then (i) the number of Common Shares for which this Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the number of Common Shares for which this Warrant is exercisable immediately prior to such issue or sale by a fraction (A) the numerator of which shall be the number of Common Shares Outstanding immediately after such issue or sale, and (B) the denominator of which shall be the number of Common Shares Outstanding immediately prior to such issue or sale plus the number of Common Shares which the aggregate offering price of the total number of such Additional Common Shares would purchase at the Current Warrant Price; and (ii) the Current Warrant Price as to the number of shares for which this Warrant is exercisable prior to such adjustment shall be adjusted by multiplying such Current Warrant Price by a fraction (X) the numerator of which shall be the number of Common Shares for which this Warrant is exercisable immediately prior to such issue or sale, and (Y) the denominator of which shall be the number of Common Shares for which this Warrant is exercisable immediately after such issue or sale.

                  (b) The provisions of paragraph (a) of Section 4.3 shall not apply to any issuance of Additional Common Shares for which an adjustment is provided under Section 4.1. No adjustment of the number of Common Shares for which this Warrant shall be exercisable shall be made under paragraph (a) of
Section 4.3 upon the issuance of any Additional Common Shares which are issued pursuant to the conversion or exchange rights in any Convertible Securities, if any such adjustment shall previously have been made upon the issuance of such Convertible Securities (or upon the issuance of any Option or other rights therefore) pursuant to Section 4.4 or Section 4.5.

         4.4 ISSUANCE OF WARRANTS OR OTHER RIGHTS. If at any time the Bank shall take a record of the holders of its Common Shares for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Bank is the surviving corporation other than a merger described in Section 4.8) issue or sell, any warrants or other rights to subscribe for or purchase any Additional Common Shares or any Convertible Securities, other than Permitted Issuances, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Shares are issuable upon the exercise of such warrants or other rights or upon conversion or exchange of such Convertible Securities shall be less than the Current Warrant Price, then the number of shares for which this Warrant is exercisable and the Current Warrant Price shall be adjusted as provided in Section 4.3 on the basis that the maximum number of Additional Common Shares issuable pursuant to all such warrants or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and the Bank shall have received all of the minimum consideration payable therefor, if any, as of the date of the actual issuance of such warrants or other rights. No additional adjustment of the number of shares for which this Warrant is exercisable shall be made upon the actual issue of such Common Shares or of such Convertible Securities upon exercise of such warrants or other rights or upon the actual issue of such Common Shares upon such conversion or exchange of such Convertible Securities.

         4.5 ISSUANCE OF CONVERTIBLE SECURITIES. If at any time the Bank shall take a record of the holders of its Common Shares for the purpose of entitling them to receive a distribution of or shall in any manner (whether directly or by assumption in a merger in which the Bank is the surviving corporation other than a merger described in Section 4.8) issue or sell, any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Shares are issuable upon such conversion or exchange shall be less than the Current Warrant Price, then the number of shares for which this Warrant is exercisable and the Current Warrant Price shall be adjusted as provided in Section 4.3 on the basis that the maximum number of Additional Common Shares necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and the Bank shall have received all of the consideration payable therefor, if any, as of the date of actual issuance of such Convertible Securities. No additional adjustment of the number of shares for which this Warrant is exercisable shall be made under this Section 4.5 upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to Section 4.4. No further adjustments of the number of shares for which this Warrant is exercisable shall be made upon the actual issue of such Common Shares upon conversion or exchange of such Convertible Securities and, if any issue or sale of such Convertible Securities is made upon exercise of any warrant or other right to subscribe for or to purchase any such Convertible Securities for which adjustments of the number of shares for which this Warrant is exercisable has been or is to be made pursuant to other provisions of this Section 4, no further adjustments of the number of shares for which this Warrant is exercisable shall be made by reason of such issue or sale.

         4.6 SUPERSEDING ADJUSTMENT. If, at any time after any adjustment of the number of Common Shares for which this Warrant is exercisable and the Current Warrant Price shall have been made pursuant to Section 4.4 or Section 4.5 as the result of any issuance of warrants, rights or Convertible Securities,

                  (a) such warrants or rights, or the right of conversion or exchange in such other Convertible Securities, shall expire, and all or a portion of such warrants or rights, or the right of conversion or exchange with respect to all or a portion of such other Convertible Securities, as the case may be, shall not have been exercised, or

                  (b) the consideration per share for which Common Shares are issuable pursuant to such warrants or rights, or the terms of such other Convertible Securities, shall be increased solely by virtue of provisions therein contained for an automatic increase in such consideration per share upon the occurrence of a specified date or event, then such previous adjustment shall be rescinded and annulled and the Additional Common Shares which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Thereupon, a recomputation shall be made of the effect of such rights or options or other Convertible Securities on the basis of

                  (c) treating the number of Additional Common Shares or other property, if any, theretofore actually issued or issuable pursuant to the previous exercise of any such warrants or rights or any such right of conversion or exchange, as having been issued on the date or dates of any such exercise and for the consideration actually received and receivable therefor, and

                  (d) treating any such warrants or rights or any such other Convertible Securities which then remain outstanding as having been granted or issued immediately after the time of such increase of the consideration per share for which Common Shares or other property are issuable under such warrants or rights or other Convertible Securities; whereupon a new adjustment of the number of Common Shares for which this Warrant is exercisable and the Current Warrant Price shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

         4.7 OTHER PROVISIONS APPLICABLE TO ADJUSTMENTS UNDER THIS SECTION. the following provisions shall be applicable to the making of adjustments of the number of Common Shares for which this Warrant is exercisable and the Current Warrant Price provided for in this Section 4:

                  (a) COMPUTATION OF CONSIDERATION. To the extent that any Additional Common Shares or any Convertible Securities or any warrants or other rights to subscribe for or purchase any Additional Common Shares or any Convertible Securities shall be issued for cash consideration, the consideration received by the Bank therefor shall be the amount of the cash received by the Bank therefor, or, if such Additional Common Shares or Convertible Securities are offered by the Bank for subscription, the subscription price, or, if such Additional Common Shares or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends and without taking into account any compensation, discounts or expenses paid or incurred by the Bank for and in the underwriting of, or otherwise in connection with, the issuance thereof). To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors of the Bank. In case any Additional Common Shares or any Convertible Securities or any warrants or other rights to subscribe for or purchase such Additional Common Shares or Convertible Securities shall be issued in connection with any merger in which the Bank issues any securities, the amount of consideration therefor shall be deemed to be the fair value, as determined in good faith by the Board of Directors of the Bank, of such portion of the assets and business of the nonsurviving corporation as such Board in good faith shall determine to be attributable to such Additional Common Shares, Convertible Securities, warrants or other rights, as the case may be. The consideration for any Additional Common Shares issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Bank for issuing such warrants or other rights plus the additional minimum consideration payable to the Bank upon exercise of such warrants or other rights. The consideration for any Additional Common Shares issuable pursuant to the terms of any Convertible Securities shall be the consideration received by the Bank for issuing warrants or other rights to subscribe for or purchase such Convertible Securities, plus the minimum consideration paid or payable to the Bank in respect of the subscription for or purchase of such Convertible Securities, plus the additional minimum consideration, if any, payable to the Bank upon the exercise of the right of conversion or exchange in such Convertible Securities. In case of the issuance at any time of any Additional Common Shares or Convertible Securities in payment or satisfaction of any dividends upon any class of stock other than Common Shares, the Bank shall be deemed to have received for such Additional Common Shares or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied.

                  (b) WHEN ADJUSTMENTS TO BE MADE. The adjustments required by this Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the number of Common Shares for which this Warrant is exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of the Common Shares, as provided for in Section 4.1) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than 1% of the Common Shares for which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                  (c) FRACTIONAL INTERESTS. In computing adjustments under this
         Section 4, fractional interests in Common Shares shall be taken into account to the nearest 1/10th of a share.

                  (d) WHEN ADJUSTMENT NOT REQUIRED. If the Bank shall take a record of the holders of its Common Shares for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                  (e) ESCROW OF WARRANT SHARES. If after any property becomes distributable pursuant to this Section 4 by reason of the taking of any record of the holders of Common Shares, but prior to the occurrence of the event for which such record is taken, and Holder exercises this Warrant, any Additional Common Shares issuable upon exercise by reason of such adjustment shall be deemed the last Common Shares for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for Holder by the Bank to be issued to Holder upon and to the extent that the event actually takes place, upon payment of the then Current Warrant Price. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be canceled by the Bank and the escrowed property returned.

         4.8 REORGANIZATION, RECLASSIFICATION, MERGER, CONSOLIDATION OR DISPOSITION OF ASSETS. In case the Bank shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Bank is not the surviving corporation or where there is a change in or distribution with respect to the Common Shares of the Bank), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common shares of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Shares of the Bank, then each Holder shall have the right thereafter to receive, upon exercise of such Warrant, the number of common shares of the successor or acquiring corporation or of the Bank, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of Common Shares for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Bank) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Bank and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Bank) in order to provide for adjustments of the Common Shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 4. For purposes of this Section 4.8 "common shares of the successor or acquiring corporation" shall include shares of such corporation of any class which is not preferred as to dividends or assets over any other class of shares of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares or other securities which are convertible into or exchangeable for any such shares, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such shares. The foregoing provisions of this Section 4.8 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets and shall apply to a corporate reorganization in which a holding company is formed for the Bank.

         4.9 OTHER ACTION AFFECTING COMMON SHARES. In case at any time or from time to time the Bank shall take any action (of a type not contemplated by this Section 4) in respect of its Common Shares, other than the payment of dividends permitted by Section 4.2(a) or any other action described in this Section 4, then, unless such action will not have an adverse effect upon the rights of the Holders, the number of Common Shares or other shares for which this Warrant is exercisable and/or the purchase price thereof shall be adjusted in such manner as may be equitable in the circumstances. Without limitation, increases in the number of authorized Common Shares shall not be deemed to have an adverse effect upon the rights of the holders.

         4.10 CERTAIN LIMITATIONS. Notwithstanding anything herein to the contrary, the Bank agrees not to enter into any transaction which, by reason of any adjustment hereunder, would cause the current Warrant Price to be less than the par value per share of the Common Shares.

5.       NOTICES TO WARRANT HOLDERS

         5.1 NOTICE OF ADJUSTMENTS. Whenever the number of Common Shares for which this Warrant is exercisable, or whenever the price at which a common Share may be purchased upon exercise of the Warrants, shall be adjusted pursuant to
Section 4, the Bank shall forthwith prepare a certificate to be executed by the chief financial officer of the Bank setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Bank determined the fair value of any evidences of indebtedness, shares, other securities or property or Warrants or other subscription or purchase rights referred to in Section 4.2 or 4.7(a)), specifying the number of Common Shares for which this Warrant is exercisable and (if such adjustment was made pursuant to Section 4.8 or 4.9) describing the number and kind of any other shares or Other Property for which this Warrant is exercisable, and any change in the purchase price or prices thereof, after giving effect to such adjustment or change. The Bank shall promptly cause a signed copy of such certificate to be delivered to each Holder in accordance with Section 16.2. The Bank shall keep at its office or agency designated pursuant to Section 13 copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective purchaser of a Warrant designated by a Holder thereof.

         5.2 NOTICE OF CERTAIN CORPORATE ACTION. The Holder shall be entitled to the same rights to receive notice of corporate action as any holder of Common Shares.

6.       NO IMPAIRMENT

         The Bank shall not by any action including, without limitation, amending its certificate or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Bank will (a) take all such action as may be necessary or appropriate in order that the Bank may validly and legally issue fully paid and nonassessable Common Shares upon the exercise of this Warrant, and (b) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Bank to perform its obligations under this Warrant.

         Upon the request of Holder, the Bank will at any time during the period this Warrant is outstanding acknowledge in writing, in form satisfactory to Holder, the continuing validity of this Warrant and the obligations of the Bank hereunder.

7. RESERVATION AND AUTHORIZATION OF COMMON SHARES; REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY

         From and after the date hereof, the Bank shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued Common Shares as will be sufficient to permit the exercise in full of all outstanding Warrants. All Common Shares which shall be so issuable, when issued upon exercise of any Warrant and paid for in accordance with the terms of such Warrant, shall be duly and validly issued and fully paid and nonassessable.

         Before taking any action which would cause an adjustment reducing the Current Warrant Price below the then par value per share of the Common Shares issuable upon exercise of the Warrants, the Bank shall take any corporate action which may be necessary in order that the Bank may validly and legally issue fully paid and nonassessable Common Shares at such adjusted Current Warrant Price.

         Before taking any action which would result in an adjustment in the number of Common Shares for which this Warrant is exercisable or in the Current Warrant Price, the Bank shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction in respect thereof.

         If any Common Shares required to be reserved for issuance upon exercise of Warrants require registration or qualification with any governmental authority in the United States or any other jurisdiction (otherwise than as provided in Section 9) or any stock exchange before such shares may be so issued, the Bank will in good faith and as expeditiously as possible and at its expense endeavor to cause such shares to be duly registered.

8.       TAKING OF RECORD, SHARE AND WARRANT TRANSFER BOOKS

         In the case of all dividends or other distributions by the Bank to the holders of its Common Shares with respect to which any provision of Section 4 refers to the taking of a record of such holders, the Bank will in each such case take such a record as of the close of business on a Business Day. The Bank will not at any time, except upon dissolution, liquidation or winding up of the Bank, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

9.       RESTRICTIONS ON TRANSFERABILITY

         No transfer or assignment of this Warrant or the Warrant Shares shall be made before satisfaction of the conditions specified in this Section 9, which conditions are intended to ensure compliance with the provisions of the Securities Act with respect to the Transfer of any Warrant and the Warrant Shares. Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 9.

         9.1 RESTRICTIVE LEGEND. Except as otherwise provided in this Section 9, each certificate for Warrant Shares initially issued upon the exercise of this Warrant, and each certificate for Warrant Shares issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and cannot be offered, sold or transferred in the absence of registration or the availability of an exemption from registration under the Act, applicable state securities laws and regulations promulgated thereunder."

         9.2 PROPOSED TRANSFERS. Prior to any Transfer or attempted Transfer of any Warrants or any Restricted Common Shares, the holder of such Warrants or Restricted Common Shares shall obtain from counsel to such Holder an opinion that the proposed Transfer of such Warrants or such Restricted Common Shares may be effected without registration under the Securities Act. Each certificate, if any, evidencing such Restricted Common Shares issued upon such Transfer shall bear the restrictive legend set forth in Section 9.1, and each Warrant issued upon such Transfer shall bear the restrictive legend set forth on the first page hereof unless in the opinion of Holder's counsel, which opinion and which counsel shall be reasonably satisfactory to the Bank and to its counsel, such legend is not required in order to ensure compliance with the Securities Act.

         9.3 REGISTRATION. Fleet as Holder of the Warrant and Warrant Shares has certain rights relating to registration and related matters, as provided for in a Registration Rights Agreement made at even date herewith among the Bank, Fleet Financial Group, Inc., and certain investors in the Bank, to which agreement reference is hereby made.

10.      SUPPLYING INFORMATION

         The Bank shall cooperate with each Holder of a Warrant and each holder of Restricted Common Shares in supplying such information as may be reasonably necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant or Restricted Common Shares.

11.      MANDATORY REDEMPTION OF WARRANT

         If at any time from and after the Issuance Date a Change of Control Event occurs, Holder shall have the right to sell this Warrant to the Bank (the "Put"), and upon exercise of such right, the Bank shall purchase this Warrant for an amount equal to the product of (A) the number of Warrant Shares issuable hereunder and (B) (i) in an all cash transaction involving the acquisition of the Bank, the cash price per share for the Bank's Common Shares as set forth in such definitive agreement involving a Change of Control Event (or (x) in the case of a stock for stock acquisition transaction, the average closing price of the acquiror's stock during the five trading days following the public announcement of the transaction, multiplied by the exchange ratio provided for in or determined from such definitive agreement involving a Change of Control Event; or (y) in the case of an acquisition transaction involving consideration all or part of which is other than cash or common stock of the acquiror, the fair market value of such other consideration to be paid in the acquisition transaction for each Common Share, as determined by the Board of Directors of the Bank, plus the amount of cash, if any, and the value of the common stock of the acquiror, if any, to be paid for each Common Share in the transaction, calculated as set forth above in this Section 11), less (ii) the then Current Warrant Price.

         The Put shall be exercised by written notice to the Bank of the Holder's election to exercise the Put (the "Notice"). The closing of the redemption of this Warrant shall take place at the office of the Bank on a date designated by the Holder in the Notice, which date shall be not less than 15 days or more than 60 days after the date of the Notice. At such closing the Bank shall deliver the amount to be paid for the purchase of the Warrant as provided above, plus the amount to which the Holder would have been entitled to receive pursuant to Section 4.2 if this Warrant had been exercised as of the date of the Bank's purchase of the Warrant, by wire transfer of immediately available funds. At such closing the Holder shall deliver the Warrant to the Bank.

         If this Holder has been provided reasonable advance notice of the pendency of a Change of Control Event, the Holder agrees to cooperate with the Bank and inform the Bank whether or not it intends to exercise the Put in connection with such Change of Control Event. If the Holder chooses to exercise the Put in connection with a particular Change of Control Event, it agrees upon request of the Bank to make its exercise of such Put conditional upon and contemporaneous with the closing of the Change of Control Event. The Put shall not be exercisable more than 90 days after the occurrence of a Change of Control Event.

12.      LOSS OR MUTILATION

         Upon receipt by the Bank from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity reasonably satisfactory to it (it being understood that the written agreement of Fleet Financial Group, Inc. shall be sufficient indemnity) and in case of mutilation upon surrender and cancellation hereof, the Bank will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder, PROVIDED, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Bank for cancellation.

13.      OFFICE OF THE BANK

         As long as any of the Warrants remain outstanding, the Bank shall maintain an office or agency (which may be the principal executive offices of the Bank) where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant and shall advise the holders of the Warrants of any change in such office or agency.

14.      LIMITATION OF LIABILITY

         No provision hereof, in the absence of affirmative action by Holder to purchase Common Shares, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of such Holder for the purchase price of any Common Shares or as a stockholder of the Bank, whether such liability is asserted by the Bank or by creditors of the Bank.

15.      EXPIRATION

         The right to exercise this Warrant shall expire on March 22, 2006.

16.      MISCELLANEOUS

         16.1 NONWAIVER. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies. if the Bank fails to make, when due, any payments provided for hereunder, or fails to comply with any other material provision of this Warrant, the Bank shall pay to Holder such amounts as shall be sufficient to cover any out of pocket costs and expenses including, but not limited to, reasonable legal fees, including those of court proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

         16.2 NOTICE GENERALLY. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid or by telecopier or other form of facsimile transmission, addressed as follows:

(a)      If to the Bank:

         Bank Rhode Island
         999 South Broadway
         East Providence, Rhode Island  02914
         Facsimile Number:  (401) 435-8614
         Attention:  Merrill W. Sherman, President

         With a copy to:

         Foley, Hoag & Eliot
         One Post Office Square
         Boston, Massachusetts  02109
         Facsimile Number:  (617) 832-7000
         Attention:  Peter W. Coogan, Esq.

         If to Holder:

         Fleet Financial Group, Inc.
         One Federal Street
         9th Floor
         Boston, Massachusetts  02211
         Facsimile Number:  (617) 346-0131
         Attention:  William C. Mutterperl, Esq.
                     Senior Vice President,
                     General Counsel and Secretary

         With a copy to:

         Edwards & Angell
         2700 Hospital Trust Tower
         Providence, Rhode Island  02903
         Facsimile Number:  (401) 276-6611
         Attention:  V. Duncan Johnson, Esq.

or in either case at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, or three (3) Business Days after the same shall have been deposited in the United States mail or on the day on which received if given by telecopier or other form of facsimile transmission or on the next Business Day if received after normal business hours of the recipient party. Failure or delay in delivering copies of any notice, demand, request, approval, declaration, delivery or other communication to the person designated above to receive a copy shall in no way adversely affect the effectiveness of such notice, demand, request, approval, declaration, delivery or other communication.

         16.3 REMEDIES. Each holder of Warrant and Warrant Shares, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant.

         16.4 SUCCESSORS AND ASSIGNS. Subject to the provisions of Section 3.1, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Bank and the successors and assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant, and shall be enforceable by any such Holder.

         16.5 AMENDMENT. This Warrant and all other Warrants may be modified or amended or the provisions hereof waived with the written consent of the Bank and the Majority Holders, provided that no such Warrant may be modified or amended to reduce the number of shares of Common Shares for which such Warrant is exercisable (before giving effect to any adjustment as provided therein) without the prior written consent of the Holder thereof.

         16.6 SEVERABILITY. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

         16.7 HEADINGS. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be considered in the interpretation of this Warrant.

         16.8 GOVERNING LAW. This Warrant shall be governed by the laws of the State of Rhode Island, without regard to the provisions thereof relating to conflict of laws.

                                     * * * *

         WITNESS WHEREOF, the Bank has caused this Warrant to be duly executed and its corporate seal to be impressed hereon and attested by its Secretary or an Assistant Secretary.


Dated:  March 22, 1996              BANK RHODE ISLAND

                                    By:   /s/ Merrill W. Sherman
                                       -------------------------------------
                                       Merrill W. Sherman
                                       President and Chief Executive Officer


Attest:

         /s/ Toby B. Richard
         -------------------
         Toby B. Richard
         Assistant Secretary


Accepted and Agreed To:

Fleet Financial Group, Inc.

By:    /s/ H. Jay Sarles
   -----------------------
   Name:  H. Jay Sarles
   Title:    Vice Chairman

                                    EXHIBIT A

                                SUBSCRIPTION FORM

                 (To be executed only upon exercise of Warrant)

         The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of Common Shares of Bank Rhode Island, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the Common Shares hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to whose address is and, if such Common Shares shall not include all of the Common Shares issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the Common Shares issuable hereunder be delivered to the undersigned.


                                    -------------------------------
                                    (Name of Registered Owner)

                                    -------------------------------
                                    (Signature of Registered Owner)

                                    -------------------------------
                                    (Street Address)

                                    -------------------------------
                                    (City) (State) (Zip Code)

NOTICE: The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                    EXHIBIT B

                                 ASSIGNMENT FORM

         FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of Common Shares set forth below:

NAME AND ADDRESS OF ASSIGNEE             NO. OF COMMON SHARES





and does hereby irrevocably constitute and appoint attorney-in-fact to register such transfer on the books of Bank Rhode Island maintained for the purpose, with full power of substitution in the premises.

Dated:                                   Print Name:
       -----------------------                      ----------------------------

                                         Signature:
                                                   -----------------------------

Witness:
        -----------------------------

NOTICE: The signature of this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.